Exhibit 10.2

FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of June 27, 2013, amends the Receivables Purchase Agreement (the “Receivables Purchase Agreement”) dated as of April 27, 2012 among PHILLIPS 66 RECEIVABLES FUNDING LLC, a Delaware limited liability company (the “Seller”), PHILLIPS 66, a Delaware corporation (the “Parent”), PHILLIPS 66 COMPANY, a Delaware corporation (“Phillips 66 Co.”), as servicer and as originator, the Conduit Purchasers party thereto from time to time, the Committed Purchasers party thereto from time to time, the LC Banks party thereto from time to time, the Facility Agents party thereto from time to time and ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”).
Preliminary Statement: The parties desire to amend the Receivables Purchase Agreement to make certain amendments with respect to Phillips 66 Partners LP, and to make certain other amendments as provided herein. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Receivables Purchase Agreement shall, after the Amendment Effective Date, refer to the Receivables Purchase Agreement as amended hereby.
I.     AMENDMENT
Effective as of the Amendment Effective Date (as defined in Section 3.1 below), the Receivables Purchase Agreement is amended as follows:
1.1    Amendments to Defined Terms. Section 1.01 (Certain Definitions) of the Receivables Purchase Agreement is amended as follows:
(a)    New Defined Terms. The following defined terms are hereby added to Section 1.01 of the Receivables Purchase Agreement in the appropriate alphabetical order:
“PSXP”: Phillips 66 Partners LP, a Delaware limited partnership.
“PSXP Drop Down Transactions”: shall have the meaning specified in the Credit Agreement.
“PSXP GP”: Phillips 66 Partners GP LLC, a Delaware limited liability company.
“PSXP IPO”: shall have the meaning specified in the Credit Agreement.
“PSXP IPO Transactions”: shall have the meaning specified in the Credit Agreement.
(b)    Amendments to Certain Defined Terms. The following definitions are amended as follows:
(i)    “Credit Agreement”. The definition of “Credit Agreement” is amended in its entirety to read as follows:
““Credit Agreement” shall mean the Revolving Credit Agreement, dated as of February 22, 2012, among Phillips 66, as borrower, Originator, as guarantor, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended by First Amendment to

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Credit Agreement dated as of June 10, 2013, as the same may from time to time be further amended, supplemented or otherwise modified.”
(ii)     “LC Sub-Facility”. The definition of “LC Sub-Facility” is amended in its entirety to read as follows:
““LC Sub-Facility” shall mean $696,000,000.”
(iii)     “Letter of Credit Reimbursement Agreement”. The definition of “Letter of Credit Reimbursement Agreement” is amended in its entirety to read as follows:
““Letter of Credit Reimbursement Agreement” shall mean the Reimbursement Agreement dated as of April 27, 2012, among, the Parent, the Seller and Phillips 66 Co., as amended by First Amendment to Reimbursement Agreement dated as of June 27, 2013, as the same may be from time to time further amended, modified or supplemented, pursuant to which Phillips 66 Co. may from time to time request from the Seller that the Seller direct the Issuance or Modification of a Letter of Credit hereunder and Phillips 66 Co. will have an obligation to reimburse the Seller for any drawing under such Letter of Credit.”
(iv)    “Maximum Net Investment”. The definition of Maximum Net Investment is amended in its entirety to read as follows:
““Maximum Net Investment” shall mean $696,000,000, unless such amount shall be reduced pursuant to the next sentence or as provided in Section 2.15 or following the termination of a Purchase Group pursuant to Section 11.08 hereof. On a Non‑Extension Date for any Non-Extending Purchase Group, unless such Non-Extending Purchase Group’s Purchase Group Maximum Net Investment has been assigned pursuant to Section 11.02, the Maximum Net Investment shall be reduced by that Non-Extending Purchase Group’s Purchase Group Maximum Net Investment.”
(v)    “Parent Material Adverse Effect”. The definition of “Parent Material Adverse Effect” is amended by deleting the period at the end of the such definition and adding the following: “; provided further that, in no event shall the consummation of the PSXP IPO Transactions constitute a Parent Material Adverse Effect.”
(vi)    “Settlement Date” The definition of “Settlement Date” is amended in its entirety to read as follows:
““Settlement Date” shall mean (i) the fourth (4th) Business Day of each calendar month beginning in July, 2013, and (ii) on and after the Termination Date, each Business Day.”
(vii)    “Subsidiary”. The last sentence of the definition of “Subsidiary” is amended in its entirety to read as follows: “Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent, provided that upon the consummation of the PSXP IPO, PSXP GP, PSXP and their respective subsidiaries, for so long as PSXP is not wholly owned, directly or indirectly, by the Parent, in each case shall be deemed not to be Subsidiaries (or “subsidiaries” in the case of the definition of “Other Companies” in Section 7.05(a)) of the Parent or Phillips 66 Co. except for purposes of Section 7.01(a)(i), Section 7.03(a), Section 7.03(b)(i), and Section 7.03(b)(ii) and the definition of “Other Companies” in Section 7.05(a) (provided that, for the avoidance of doubt, the term “Parent Material Adverse

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Effect” as used in such Section 7.01(a)(i) and such Section 7.03(a) shall be determined by reference to the Parent and the Subsidiaries but, upon the consummation of the PSXP IPO, excluding PSXP GP, PSXP and their respective subsidiaries for so long as PSXP is not wholly owned, directly or indirectly, by the Parent).”
1.2    Amendment to Section 2.07 (Yield and Fees; Break Funding Costs). Section 2.07 of the Receivables Purchase Agreement is amended by changing the phrase “On the Business Day” at the beginning of the second sentence thereof to “Three Business Days”.
1.3    Amendment to Section 7.03 (Affirmative Covenants of the Parent). Section 7.03(b)(iv) of the Receivables Purchase Agreement is amended by adding the following after “demonstrating compliance with the Financial Test”:
“ and with respect to any financial statements (beginning with the financial statements being delivered with respect to the fiscal quarter ending September 30, 2013) relating to a period that includes any date occurring on or after the consummation of the PSXP IPO, setting forth a reasonably detailed reconciliation of each of the components reflected in such calculations to the corresponding amounts set forth in such financial statements;”
1.4    Schedule I. Schedule I of the Receivables Purchase Agreement is amended in its entirety to read as set forth in Annex I attached hereto.
1.5    Amendment to Section 11.21 (Additional Branches). Section 11.21 of the Receivables Purchase Agreement is amended by changing the reference to “Schedule IV” at the beginning of the penultimate sentence thereof to “Schedule II”.
1.6    Schedule II (List of Eligible Branches). Pursuant to Section 11.21 of the Receivables Purchase Agreement, Schedule II of the Receivables Purchase Agreement was previously automatically updated as of February 12, 2013 and is attached hereto in its entirety, as updated, as Annex II.
1.7    Consent to First Amendment to Reimbursement Agreement. To the extent required by Section 7.02(e)(ii) of the Receivables Purchase Agreement, the Required Facility Agents hereby consent to that certain First Amendment to Reimbursement Agreement, dated June 27, 2013, among the Seller, the Parent and Phillips 66 Co.
II.     REPRESENTATIONS AND WARRANTIES
Each of the Seller, Phillips 66 Co. and the Parent hereby represents and warrants that:
(a)    prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on the Closing Date) set forth in the Receivables Purchase Agreement are true and correct in all material respects;
(b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
(c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.
III.     CONDITIONS TO EFFECTIVENESS

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3.1    Effectiveness. This Amendment shall be effective on the date (the “Amendment Effective Date”) that the Administrative Agent shall have received counterparts of this Amendment, executed by the Seller, the Parent, Phillips 66 Co. and the Required Facility Agents.
IV.     AFFIRMATION AND RATIFICATION
The Parent hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Transaction Documents to which it is a party, which Transactions Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party.

V.     MISCELLANEOUS
This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. Except as otherwise expressly provided by this Amendment, all of the provisions of the Receivables Purchase Agreement shall remain the same.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
PHILLIPS 66

By: /s/ Brian R. Wenzel
Name: Brian R. Wenzel
Title: Vice President and Treasurer

PHILLIPS 66 COMPANY

By: /s/ Brian R. Wenzel
Name: Brian R. Wenzel
Title: Vice President and Treasurer

PHILLIPS 66 RECEIVABLES FUNDING LLC

By: /s/ Brian R. Wenzel
Name: Brian R. Wenzel
Title: President

[Signature Page to
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ROYAL BANK OF CANADA

By: /s/ Janine D. Marsini
Name: Janine D. Marsini
Title: Authorized Signatory

By: /s/ Veronica L. Gallagher
Name: Veronica L. Gallagher
Title: Authorized Signatory

[Signature Page to
First Amendment to Receivables Purchase Agreement]
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CITIBANK, N.A.

By: /s/Wayne Gee
Name: Wayne Gee
Title: Vice President

[Signature Page to
First Amendment to Receivables Purchase Agreement]
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MIZUHO CORPORATE BANK, LTD.

By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

[Signature Page to
First Amendment to Receivables Purchase Agreement]
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PNC BANK, NATIONAL ASSOCIATION

By: /s/ William P. Falcon
Name: William P. Falcon
Title: Senior Vice President

[Signature Page to
First Amendment to Receivables Purchase Agreement]
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THE BANK OF NOVA SCOTIA

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

[Signature Page to
First Amendment to Receivables Purchase Agreement]
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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By: /s/ Maria Ferradas
Name: Maria Ferradas
Title: Vice President

[Signature Page to
First Amendment to Receivables Purchase Agreement]
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ANNEX I
SCHEDULE I
TO
RECEIVABLES PURCHASE AGREEMENT

(AS OF JUNE 27, 2013)

Purchase Group, Notice Address and Funds Transfer Information	Facility Agent	Conduit Purchaser(s)	Committed Purchaser(s)	Purchase Group Maximum Net Investment/Purchase Group Percentage	LC Bank/LC Bank Sublimit
RBC Group	Royal Bank of Canada	Old Line Funding, LLC	Royal Bank of Canada	$145,000,000/20.82%	Royal Bank of Canada/$145,000,000
c/o Global Securitization Services, LLC 68 South Service Road, Suite 120 Melville, New York 11747 Attention: Kevin Burns Telephone: (631) 587‑4700 Fax: (212) 302‑8767
With copies to: c/o RBC Capital Markets Two Little Falls Centre 2751 Centerville Road, Suite 212 Wilmington, Delaware 19808 Attention: Conduit Management Telephone: (302) 892‑5903 Fax: (302) 892‑5900

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Purchase Group, Notice Address and Funds Transfer Information	Facility Agent	Conduit Purchaser(s)	Committed Purchaser(s)	Purchase Group Maximum Net Investment/Purchase Group Percentage	LC Bank/LC Bank Sublimit
Royal Bank of Canada
Three World Financial Center
200 Vesey Street
New York, New York 10281-8098
Attention: Securitization Finance Managing Director
Telephone: (212) 428‑6537
Fax: (212) 428‑2304
E-mail: conduit_management@rbccm.com

Deutsche Bank Trust Company Americas
ABA No.: 021‑001‑033
Account No.: 048‑72‑850
Account Name: Old Line Funding, LLC
Ref.: Phillips 66 Receivables Funding LLC
Attention: Kim Sukedo
Telephone: (212) 250‑1726

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Purchase Group, Notice Address and Funds Transfer Information	Facility Agent	Conduit Purchaser(s)	Committed Purchaser(s)	Purchase Group Maximum Net Investment/Purchase Group Percentage	LC Bank/LC Bank Sublimit
Citibank Group	Citibank, N.A.	CIESCO, LLC	Citibank, N.A.	$116,000,000/16.67%	Citibank, N.A./$116,000,000
750 Washington Boulevard 8th Floor Stamford, CT 06901 Attention: Global Securitized Products Fax: (914) 274-9038
Citibank, N.A. NY ABA No.: 021‑000‑089 Account No.: 406‑36‑636 Account Name: CIESCO Redemption Account Attention: Robert Kohl

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Purchase Group, Notice Address and Funds Transfer Information	Facility Agent	Conduit Purchaser(s)	Committed Purchaser(s)	Purchase Group Maximum Net Investment/Purchase Group Percentage	LC Bank/LC Bank Sublimit
Mizuho Group	Mizuho Corporate Bank, Ltd.	Working Capital Management Co., L.P.	Mizuho Corporate Bank, Ltd.	$87,000,000/12.5%	Mizuho Corporate Bank, Ltd./$87,000,000
Working Capital Management Co. LP c/o Mizuho Corporate Bank, Ltd. 1251 Avenue of the Americas New York, New York 10020 Attention: AFPD / Securitization Telephone: (212) 282‑4998 Fax: (212) 282‑4105
Mizuho Corporate Bank, Ltd. ABA No.: 026‑004‑307 Account No.: H10-740-403018 Account Name: Working Capital Management Co., LP Ref.: Phillips 66 Receivables Funding LLC

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Purchase Group, Notice Address and Funds Transfer Information	Facility Agent	Conduit Purchaser(s)	Committed Purchaser(s)	Purchase Group Maximum Net Investment/Purchase Group Percentage	LC Bank/LC Bank Sublimit
PNC Group	PNC Bank. National Association	Market Street Funding LLC	PNC Bank, National Association	$116,000,000/16.67%	PNC Bank, National Association/$464,000,000
PNC Bank, National Association P3-P3PP-04-1 225 Fifth Avenue Pittsburgh, PA 15222
PNC Bank, N.A. ABA: 043-000-096 Acct. No.: 1002422076 Credit: Market Street Funding LLC Ref: Phillips 66 Receivables Funding Corp. Attention: Joy Damico

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Purchase Group, Notice Address and Funds Transfer Information	Facility Agent	Conduit Purchaser(s)	Committed Purchaser(s)	Purchase Group Maximum Net Investment/Purchase Group Percentage	LC Bank/LC Bank Sublimit
BNS Group	The Bank of Nova Scotia	Liberty Street Funding LLC	The Bank of Nova Scotia	$116,000,000/16.67%	The Bank of Nova Scotia/$116,000,000
711 Louisiana, Suite 1400 Houston, Texas 77002 Attn: John Frazell Fax: (713) 752-2425
With copies to: One Liberty Plaza 26th Floor New York, NY 10006 Attention: Darren Ward Fax: (212) 225-5274
The Bank of Nova Scotia ABA: 026-002-532 Acct. No.: 2158-13 Credit: Liberty Street Funding LLC Ref: Phillips 66 Receivables Funding LLC Attention: Vilma Pindling

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Purchase Group, Notice Address and Funds Transfer Information	Facility Agent	Conduit Purchaser(s)	Committed Purchaser(s)	Purchase Group Maximum Net Investment/Purchase Group Percentage	LC Bank/LC Bank Sublimit
BTMU Group	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	Gotham Funding Corporation	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$116,000,000/16.67%	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch/$116,000,000
c/o The Bank of Tokyo-Mitsubishi UFJ, New York Branch
1251 Avenue of the Americas, 12th Floor
New York, New York 10020
Attention: Nicolas Mounier, Vice President
Telephone: (212) 782-5980
Fax: (212) 782-6448
E-mail:
nmounier@us.mufg.jp
securitzation_reporting@us.mufg.jp

With a copy to:
Attention R. Greg Hurst, Managing Director
Telephone: (212) 782-6963
Fax: (212) 782-6448
E-mail: rhurst@us.mufg.jp

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
ABA No.: 026-009-632
Account No.: 310-035-147
Account Name: Gotham Funding Corporation
Ref: Phillips 66

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ANNEX II
SCHEDULE II

LIST OF ELIGIBLE AND INELIGIBLE BRANCHES

Eligible Branches

Company Code	Name

NAWC	Whsle/Comm Cl Pr Br

SQ	Com’l Heavy Prods Br

LL	Lubes Branch

C156	Lk Chas Refinery Br

RF	Ferndale Refinery Br

GS	Tosco Polyprop Pl Br

G2	Wholesale Propane Br

RX	T San Francisco Br

RS	Sweeny SBU Br

GD	Bayway Refinery Br

C155	PoncaCty Refinery Br

NAZL	Comm Refining-NGL Br

C153	Billings Refinery Br

SY	Los Angeles Ref Br

RZ	Alliance Refinery Br

GF	Trainer Refinery Br

Ineligible Branches

Company Code	Name

NATE	Borger NON-JV Br

NADF	Comm Marine Br

G9	Transportation Br

NABJ	Whsle FeeOps Br

NADG	Coml Americas CrudeB

NBFO	Truck & Rail Br

EV	T Env Orphan Sites Br

G7	NGL

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